--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Annual Report of The United Kingdom Fund Inc. (the "Fund"). On March 31, 1997, the end of the period under review, the Fund had net assets of $67.1 million. This represents a net asset value per share of $16.71, a rise of 159.10% from its initial value in August 1987 after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with an increase of 158.72% in the FTSE All-Share Index (US$) over the same time period. At the end of the period under review, the Fund was quoted at $13.75 per share on the New York Stock Exchange, which represents a 17.71% discount to the Fund's net asset value per share.

  During the 12 weeks prior to March 31, 1997, the Fund traded on the New York Stock Exchange at an average discount of 15.48%. Consequently, in accordance with the Fund's charter, a proposal to convert the Fund to an open-end investment company will be submitted to shareholders at the next annual meeting (anticipated to be September 16, 1997) for their consideration.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

                     [SIG]                  [SIG]

      Anthony M. Solomon             J. Loughlin Callahan
    Chairman of the Board          President and Treasurer

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the first quarter of 1997, your Fund experienced a decrease in net asset value of 1.24%, which compared with an increase of 0.83% in the value of the FTSE All-Share Index. For the fiscal year ending March 31, 1997, the Fund experienced an increase in net asset value of 23.43%, compared to an increase of 26.59% in the FTSE All-Share Index. These results are recorded in total return and U.S. dollar based terms.

  The continued strength of U.S. and European stock markets and the buoyant domestic economy inspired U.K. equities to reach a new high on March 11, 1997. However, a rise in U.S. interest rates towards the end of the quarter deflated investor sentiment and the market ended the period on a more cautious note.

  The best performing areas of the equity market in the first quarter were pharmaceuticals, building and construction, life insurance and household goods. Positive news on the development of new drugs stimulated keen buying from U.S. investors of Glaxo Wellcome, SmithKline Beecham and a number of smaller biotech stocks. In the banking sector, HSBC Holdings and Lloyds TSB Group outperformed on continued strong growth in profits although the other retail banks lagged the market. Life Insurance was dominated by Prudential Corporation which moved higher ahead of winning the bidding contest for Scottish Amicable. The building and construction sector saw strong performances, particularly from house builders. The strength of sterling again impacted on the industrial sectors with chemicals, electronics and engineering faring the worst. Food retailers reversed their outperformance of the previous quarter as year-end trading fell below investors' expectations.

  Bonds made relatively poor progress in the first quarter with U.K. long gilts returning 0.5% (in sterling terms). The rise in the U.S. Fed funds rate in March reversed the worldwide trend of falling bond yields and gilts retraced all the quarter's earlier gains. Investors remained sanguine about the prospects for inflation despite the likely change of government. Index-linked stocks underperformed cash with a return of 0.7% (in sterling terms).

  The Fund's and the FTSE All-Share Index's sector weightings expressed as a percentage of total equities held at March 31, 1997 are outlined below:

                                                           % OF FTSE
                                               % U.K.      ALL-SHARE
                                                FUND         INDEX
                                            ------------  ------------
Mineral Extraction........................       9.9           9.8
General Industrials.......................      27.2          15.5
Consumer Goods............................      25.6          17.5
Services..................................      15.5          23.7
Utilities.................................       9.9          10.5
Finance...................................      11.9          19.6
Investment Trusts.........................       0.0           3.4

ECONOMIC & MARKET OUTLOOK

  The outlook for the U.K. domestic economy for the remainder of 1997 is for continued consumer-led economic expansion. Personal disposable incomes are anticipated to show a significant increase in the current year which will keep consumer spending growth at a high level. The substantial boost to consumer confidence from the conversion of five major building societies over the next few months will release over L20 billion of disposable assets into the hands of consumers. Preliminary indications are that a quarter of the new shareholders will sell their holdings immediately and either spend or reinvest the proceeds. This may be a further stimulus to the housing market which has already moved ahead sharply in London and the South East and where the recovery is expected to become wider spread geographically.

  Industrial companies are faced with the impact of sterling's renewed strength, particularly against European currencies, which have depreciated on the prospect of a weak euro (the proposed single European currency). Although there is evidence of a return to growth in European economies, especially within manufacturing industries, the negative translation effect of sterling's appreciation has outweighed any benefit to U.K. companies.

  Inflation has been relatively subdued although there are increasing signs that it is likely to rise at some stage. Sterling's strength has contributed to a steep fall in input prices which has kept inflation well within the target range. However, sharp increases in house prices in the South East are a leading indicator of inflationary pressures in the system. The small rise in bank base rates immediately after the election of the new Labour government may be followed by further increases. This could lead to further strengthening of sterling which has already impacted on the competitiveness of U.K. exporters and may eventually create a trade deficit problem. At the time of increasing base rates by 0.25% to 6.25%, the Labour government made the important announcement that, in future, interest rate policy would be set by the Bank of England to meet the inflation targets set by the government. This caused a strong rally in gilts which narrowed their yield premium over German bonds.

  The outlook for the U.K. equity market remains mixed. Exporters are already facing lower order books and pressure on pricing caused by the uncompetitive level of sterling whereas suppliers to the consumer side of the economy are preparing for a surge of business as consumers receive their building society windfalls. The U.K. equity market itself is likely to make only slight progress as it has to absorb the heavy supply of new equity from the converting building societies and the Norwich Union de-privatization. The smaller company sector is expected to maintain its recovery, as investors increase holdings in companies with large domestic exposure. The market is now awaiting the first budget of the new government which is likely to be in June and may include important changes in corporate taxation. The equity market is likely to make modest progress, helped by the fall in gilt yields but with investors nervous over the impact of sterling on the profitability of UK manufacturing companies.

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  The strategy over the quarter was to add selectively to smaller company holdings. A new holding was established in Vibroplant, a plant hire company which should benefit from increasing construction activity. We also increased the positions in Manders, Norcros and Sirdar where we expect improved profits in the current year. We substantially reduced Whitecroft, which we believed had too great an exposure to commercial lighting where trading conditions remain highly competitive. The holding in Charter was sold following its offer for Howden Group.

  The Fund's ten largest equity holdings as of March 31, 1997 were:

  SHELL TRANSPORT & TRADING

     Market Price as of 03/27/97.................................      1085p
     Prospective Earnings per share (to December 1997)...........      61.0p
     Prospective Earnings Multiple...............................      17.8x

  Shell Transport & Trading is a leading oil company with substantial production, refining and petrochemical activities. Profits from oil exploration and production are expected to grow, helped by the recent strength in the price of crude oil. Cash flow remains highly positive, despite a substantial increase in exploration expenditure and we continue to expect strong dividend progression for at least the next two years.

  BRITISH PETROLEUM

     Market Price as of 03/27/97.................................       706p
     Prospective Earnings per share (to December 1997)...........      47.2p
     Prospective Earnings Multiple...............................      15.0x

  British Petroleum ("BP") is a leading international oil company with a substantial exploration and production profile. BP continues to develop its oil production interests in the Gulf of Mexico, Colombia and the region west of Shetlands. It is planning to cut its refining capacity to match production with customer demand and has reduced the cyclicality of its chemicals operations. Strong cash flow from the company should see a sharp reduction in the level of borrowings and we expect excellent dividend progression.

  NATIONAL WESTMINSTER BANK

     Market Price as of 03/27/97.................................       686p
     Prospective Earnings per share (to December 1997)...........      78.7p
     Prospective Earnings Multiple...............................       8.7x

  National Westminster Bank is a leading retail bank in the U.K. Like other clearing banks it is undergoing a strategy of branch closures and reductions in its workforce. It is rapidly expanding its investment banking activities and in the last two years it has increased its investment management and corporate advisory capabilities. Although the company has recently suffered from a trading loss in its derivatives operation, profits are still expected to continue their steady growth helped by low bad debts and increasing fee income.

  GLAXO WELLCOME

     Market Price as of 03/27/97.................................      1116p
     Prospective Earnings per share (to December 1997)...........      54.4p
     Prospective Earnings Multiple...............................      20.5x

  Glaxo Wellcome is a leading international pharmaceuticals company which is expected to return to strong earnings growth in 1998. Although its patents on Zovirax and Zantac expire this year, sales of newer drugs are likely to increase rapidly. New compounds to treat hepatitis (B&C), malaria and influenza could have significant long-term potential.

  BRITISH AIRWAYS

     Market Price as of 03/27/97.................................       655p
     Prospective Earnings per share (to March 1998)..............      53.5p
     Prospective Earnings Multiple...............................      12.2x

  British Airways operates international and domestic scheduled air services. It is experiencing strong demand for passenger and freight services and is benefiting from increased premium passenger traffic. Major cost cutting programs may lead to further substantial improvements in profitability. It has announced a proposed alliance with American Airlines which is currently being reviewed by various regulatory authorities.

  JOHNSTON GROUP

     Market Price as of 03/27/97.................................       523p
     Prospective Earnings per share (to December 1997)...........      40.6p
     Prospective Earnings Multiple...............................      12.9x

  Johnston Group is a diversified industrial group involved in road surfacing, quarrying, the manufacture of concrete pipes, road sweepers, fire fighting equipment and washroom equipment. The roadsweeper business has grown strongly and the concrete pipes division has also performed well due to substantial ordering by water companies who are spending heavily to meet tighter environmental standards. Johnston Group was successful in its defense against a hostile tender offer by the conglomerate, TT Group.

  BARCLAYS

     Market Price as of 03/27/97.................................      1021p
     Prospective Earnings per share (to December 1997)...........     107.5p
     Prospective Earnings Multiple...............................       9.5x

  Barclays has shown a strong recovery in banking profits following a reduction in bad debts and success in controlling costs through branch closures and centralization of service functions. Demand for consumer credit is now showing good growth and the residential mortgage business is expected to develop further this year. We believe that substantial further cost savings can be achieved through the introduction of new technology and accompanying staff reductions. BZW, the securities arm of Barclays, is expected to lift its return on capital to more satisfactory levels.

  ABBEY NATIONAL

     Market Price as of 03/27/97.................................       745p
     Prospective Earnings per share (to December 1997)...........      65.4p
     Prospective Earnings Multiple...............................      11.4x

  Abbey National is one of the leading mortgage lenders in the U.K. It has absorbed the National & Provincial Building Society and is expected to make further acquisitions in financial services, such as another building society, to maintain its share of the mortgage market. We are anticipating strong profits growth helped by cost reductions and a more active residential property market. Abbey National is expanding in the Far East, particularly in Hong Kong where it has a relationship with Dah Sing.

  SCHOLL

     Market Price as of 03/27/97.................................       314p
     Prospective Earnings per share (to December 1997)...........      17.8p
     Prospective Earnings Multiple...............................      17.6x

  Scholl is a footwear and healthcare group which is undergoing a major restructuring. The new chief executive has begun to re-focus the company on its areas of greatest strength. It has disposed of its herbal remedies and French antiseptic cleanser businesses and is also likely to dispose of further European activities. This would provide funds for a beneficial global link-up with Schering-Plough, the owner of the Dr. Scholl's brand in the U.S.

  ANGLIAN WATER

     Market Price as of 03/27/97.................................       639p
     Prospective Earnings per share (to March 1998)..............      88.2p
     Prospective Earnings Multiple...............................       7.2x

  Anglian Water provides water supply to a population of 4 million people and sewerage services to 5.3 million people in Eastern England. It also has a number of unregulated international activities which contribute little to profits. These include process engineering and membrane products for the water industry. Despite an anticipated water shortage this year, we expect Anglian Water to demonstrate combined growth in profits from its core water and sewerage business and this should allow steady progression in dividends.

----------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF INVESTMENTS
MARCH 31, 1997

----------------------------------------------------------------------------------------
 SHARES                            DESCRIPTION                           VALUE (NOTE 1)
----------------------------------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
           97.4% OF NET ASSETS
           COMMON STOCKS--97.4%
           ALCOHOLIC BEVERAGES--3.4%
  250,000  Allied Domecq plc Ord 25p...................................    $   1,887,638
  270,000  Merrydown plc Ord 25p.......................................          401,956
                                                                         ---------------
                                                                               2,289,594
                                                                         ---------------
           Banking--11.6%
  200,000  Abbey National plc Ord 10p..................................        2,451,050
  150,000  Barclays plc Ord 100p.......................................        2,519,318
  250,000  National Westminster Bank plc Ord 100p......................        2,823,231
                                                                         ---------------
                                                                               7,793,599
                                                                         ---------------
           BUILDING MATERIALS & MERCHANTS--8.6%
  476,000  Cape Industries plc Ord 25p.................................        1,311,559
  300,000  Johnston Group plc Ord 10p..................................        2,583,473
  550,000  Norcros plc Ord 25p.........................................          714,753
  504,000  Universal Ceramic Materials plc Ord 5p......................          800,062
  344,370  Vibroplant plc Ord 5p.......................................          371,050
                                                                         ---------------
                                                                               5,780,897
                                                                         ---------------
           CHEMICALS--4.9%
  600,000  Manders plc Ord 25p.........................................        1,692,705
   55,000  Wolshenholme Rink plc Ord 25p...............................          599,397
  250,000  Yorkshire Group plc Ord 25p.................................          962,325
                                                                         ---------------
                                                                               3,254,427
                                                                         ---------------
           DIVERSIFIED INDUSTRIALS--2.9%
  200,000  Wardle Storeys plc Ord 10p..................................        1,442,665
  200,000  Whitecroft plc Ord 25p......................................          498,435
                                                                         ---------------
                                                                               1,941,100
                                                                         ---------------
           ELECTRICITY--1.5%
  300,000  National Grid Group plc Ord 10p.............................        1,033,883
                                                                         ---------------
           ELECTRONICS & ELECTRICAL EQUIPMENT--5.0%
  315,000  Beales Hunter plc Ord 20p...................................          790,217
  440,000  CML Microsystems plc Ord 5p.................................          995,225
  250,000  General Electric Co. plc Ord 5p.............................        1,536,019
                                                                         ---------------
                                                                               3,321,461
                                                                         ---------------
           ENGINEERING-GENERAL--2.7%
  306,186  Ash & Lacy plc Ord 5p.......................................          959,503
1,250,000  Beauford Group plc Ord 10p..................................          843,063
                                                                         ---------------
                                                                               1,802,566
                                                                         ---------------
           ENGINEERING-VEHICLES--2.4%
  500,000  LucasVarity plc Ord 25p.....................................        1,612,100
                                                                         ---------------
           FOOD PRODUCERS--6.6%
  280,000  Barr (AG) plc Ord 25p.......................................        1,766,401
  510,000  Canadian Pizza plc Ord 10p..................................          708,913
  170,500  CPL Aromas plc Ord 10p......................................          294,496
1,000,000  Finlay (James) plc Ord 25p..................................        1,636,775
                                                                         ---------------
                                                                               4,406,585
                                                                         ---------------
           HEALTH CARE--3.3%
  425,000  Scholl plc Ord 5p...........................................        2,195,253
                                                                         ---------------
           HOUSEHOLD GOODS--1.4%
  192,500  Royal Doulton plc Ord 100p..................................          942,071
                                                                         ---------------

----------------------------------------------------------------------------------------
 SHARES                            DESCRIPTION                           VALUE (NOTE 1)
----------------------------------------------------------------------------------------
           LEISURE & HOTELS--2.7%
  355,000  Inspirations plc Ord 10p....................................    $     452,581
  142,000  Inspirations plc, 7.7% Convertible Preference 20p...........          198,552
  325,000  MacDonald Hotels plc Ord 5p.................................        1,176,175
                                                                         ---------------
                                                                               1,827,308
                                                                         ---------------
           OIL & GAS--10.8%
  200,000  BG plc Ord 25p..............................................          534,625
  250,000  British Petroleum plc Ord 25p...............................        2,905,481
  200,000  Centrica plc Ord 5p*........................................          208,915
  200,000  Shell Transport & Trading plc Ord 25p
             (Regd.)...................................................        3,571,295
                                                                         ---------------
                                                                               7,220,316
                                                                         ---------------
           PHARMACEUTICALS--4.1%
  150,000  Glaxo Wellcome plc Ord 25p..................................        2,754,964
                                                                         ---------------
           RETAILERS-FOOD--2.3%
   54,000  Greggs plc Ord 20p..........................................        1,536,759
                                                                         ---------------
           RETAILERS-GENERAL--6.1%
  106,250  Courts plc Ord 25p..........................................          967,414
  250,000  John Menzies plc Ord 25p....................................        1,945,213
  100,000  Kingfisher plc Ord 25p......................................        1,152,323
                                                                         ---------------
                                                                               4,064,950
                                                                         ---------------
           TEXTILES & APPAREL--3.6%
  350,000  French plc Ord 10p..........................................          331,056
  165,000  Shiloh plc Ord 25p..........................................          339,281
1,550,000  Sirdar plc Ord 25p..........................................        1,746,579
                                                                         ---------------
                                                                               2,416,916
                                                                         ---------------
           TOBACCO--2.5%
  200,000  BAT Industries plc Ord 25p..................................        1,705,865
                                                                         ---------------
           TRANSPORT--4.0%
  250,000  British Airways plc Ord 25p.................................        2,695,744
                                                                         ---------------
           WATER--7.0%
  200,000  Anglian Water plc Ord 100p..................................        2,102,310
  100,000  South West Water plc Ord 100p...............................        1,100,505
  250,000  Wessex Water plc Ord 60p....................................        1,509,281
                                                                         ---------------
                                                                               4,712,096
                                                                         ---------------
           Total Common Stocks
             (cost $50,276,029)........................................       65,308,454
                                                                         ---------------
UNITED STATES SHORT-TERM INVESTMENT--
           0.3% OF NET ASSETS
  179,437  Federated Investors, Trust for Short-Term U.S. Government
             Securities+--(cost $179,437)..............................          179,437
                                                                         ---------------
           Total Investments (cost $50,455,466)--97.7%.................       65,487,891
                                                                         ---------------
           Cash and other assets in excess of liabilities--2.3%........        1,562,962
                                                                         ---------------
           NET ASSETS--100.0%..........................................    $  67,050,853
                                                                         ---------------
                                                                         ---------------
           NUMBER OF SHARES ISSUED AND OUTSTANDING.....................        4,011,655
                                                                         ---------------
                                                                         ---------------
           NET ASSET VALUE PER SHARE...................................           $16.71
                                                                         ---------------
                                                                         ---------------

------------------
* Non-income producing security.
+ Money market fund.

                                              See Notes to Financial Statements.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF
ASSETS AND LIABILITIES
MARCH 31, 1997
----------------------------------------------------

ASSETS
Investments, at value (cost $50,455,466)........................................  $ 65,487,891
Receivable for securities sold..................................................       676,917
Cash (includes $363,605 equivalent in an interest-bearing pound sterling
 account).......................................................................       367,525
Dividends and interest receivable...............................................       584,937
United Kingdom withholding tax refund receivable................................       104,559
Other assets....................................................................        13,905
                                                                                  ------------
      Total assets..............................................................    67,235,734
                                                                                  ------------
LIABILITIES
Investment management fee payable...............................................        42,246
Administration fee payable......................................................         8,907
Accrued expenses................................................................       133,728
                                                                                  ------------
      Total liabilities.........................................................       184,881
                                                                                  ------------

NET ASSETS......................................................................  $ 67,050,853
                                                                                  ------------
                                                                                  ------------
Net assets consist of:
  Common stock, $0.01 par value
   (Authorized 15,000,000 shares)...............................................  $     40,116
  Paid-in-surplus...............................................................    45,960,154
  Undistributed net investment income...........................................       169,788
  Accumulated net realized gains on investments and pound sterling..............     5,820,080
  Net unrealized appreciation on investments and translation of other assets and
   liabilities denominated in pound sterling....................................    15,060,715
                                                                                  ------------
  Net assets....................................................................  $ 67,050,853
                                                                                  ------------
                                                                                  ------------
Net asset value per share
  ($67,050,853 DIVIDED BY 4,011,655 shares of common stock issued and
   outstanding).................................................................        $16.71
                                                                                  ------------
                                                                                  ------------

----------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
MARCH 31, 1997
----------------------------------------------------

NET INVESTMENT INCOME
Income
  Dividends.....................................................................  $ 2,716,547
  Interest......................................................................       86,484
                                                                                  -----------
                                                                                    2,803,031
  Less: United Kingdom withholding tax on United Kingdom source dividends.......      375,990
                                                                                  -----------
      Total income..............................................................    2,427,041
                                                                                  -----------
Expenses
  Investment management fee.....................................................      487,653
  Administration fee............................................................       97,657
  Directors' fees and expenses..................................................       87,812
  Legal fee.....................................................................       75,709
  Reports and notices to shareholders...........................................       61,602
  Audit fee.....................................................................       49,136
  Custodian's fees and expenses.................................................       43,624
  Transfer agent's fees and expenses............................................       24,435
  NYSE listing fee..............................................................       16,523
  Insurance fee.................................................................        5,445
  Miscellaneous expenses........................................................       40,008
                                                                                  -----------
      Total expenses............................................................      989,604
                                                                                  -----------
Net investment income...........................................................    1,437,437
                                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND POUND
STERLING TRANSACTIONS
Net realized gain on:
  Investments...................................................................    8,484,000
  Pound sterling transactions...................................................      384,938
Net change in unrealized appreciation on:
  Investments...................................................................    2,268,341
  Pound sterling transactions...................................................        5,054
                                                                                  -----------
Net gain on investments and pound sterling transactions.........................   11,142,333
                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $12,579,770
                                                                                  -----------
                                                                                  -----------

                                              See Notes to Financial Statements.

-----------------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------

                                                 FOR THE YEAR ENDED
                                                     MARCH 31,
                                          --------------------------------
                                               1997             1996
                                          --------------   ---------------
INCREASE IN NET ASSETS
Operations
  Net investment income.................  $    1,437,437   $     1,986,510
  Net realized gain on investments......       8,484,000         2,444,505
  Net realized gain/(loss) on pound
   sterling transactions................         384,938          (253,786)
  Net change in unrealized appreciation
   on investments and pound sterling
   transactions.........................       2,273,395         4,470,956
                                          --------------   ---------------
  Net increase in net assets resulting
   from operations......................      12,579,770         8,648,185
                                          --------------   ---------------
Dividends and distributions to
 shareholders from
  Net investment income ($0.422 and
   $0.376 per share, respectively)......      (1,691,006)       (1,508,832)
  Net realized gains ($0.948 and $0.014
   per share, respectively).............      (3,804,962)          (55,716)
                                          --------------   ---------------
  Total dividends and distributions.....      (5,495,968)       (1,564,548)
                                          --------------   ---------------
Total increase..........................       7,083,802         7,083,637
NET ASSETS
  Beginning of year.....................      59,967,051        52,883,414
                                          --------------   ---------------
  End of year (including undistributed
   net investment income of $169,788 and
   $423,357, respectively)..............  $   67,050,853   $    59,967,051
                                          --------------   ---------------
                                          --------------   ---------------

See Notes to Financial Statements.

-----------------------------------------------
THE UNITED KINGDOM FUND INC.
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------

Note 1. Significant
Accounting Policies

The United Kingdom Fund Inc. (the "Fund") was incorporated in the State of Maryland on May 28, 1987, as a closed-end, diversified management investment company. Prior to commencing investment operations on August 14, 1987, the Fund had no operations other than the sale to Mercury Asset Management Group plc. (an affiliate to the "Investment Adviser" and "Investment Manager") of 8,602 shares of common stock for $100,000 on August 4, 1987.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  VALUATION OF INVESTMENTS: All securities for which current market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on that date, the securities would be valued at the most recently available sales price. Unless otherwise determined by the Fund's Board of Directors, United States short-term investments having a maturity of 60 days or less are valued at amortized cost. Short-term United Kingdom securities are valued at cost after reflecting any unrealized foreign exchange gains or losses. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Forward currency contracts are valued at the current cost of covering or offsetting the contracts. Any assets or liabilities initially expressed in terms of pound sterling ("Sterling") are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis and interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from U.K. securities are recorded as soon as the Fund is informed of the ex-dividend date. Such dividend income and interest income is recorded before United Kingdom withholding tax. United Kingdom withholding tax is recorded as a reduction of investment income, net of an amount receivable from the United Kingdom tax authorities pursuant to the tax treaty with the United States.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars as follows:

   (i) the foreign currency market value of investment securities and other assets and liabilities stated in Sterling are translated at the exchange rate prevailing at the end of the period; and

  (ii) purchases, sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.
The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of investments. However, the Fund does isolate the effect of fluctuations in Sterling rates when determining the gain or loss upon the sale or maturity of Sterling-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

  Net realized foreign exchange gains of $384,938 represent foreign exchange gains and losses from holdings of Sterling, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

  The 12:00 P.M. midpoint rate of exchange at March 31, 1997 was U.S. $1.6373 to L1 Sterling.

  FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency exchange contracts ("Forward Contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in Sterling.

  The Fund may not position a hedge with respect to Sterling or another currency to an extent greater than the aggregate market value (at the time of making such transaction) of the securities held in its portfolio denominated or generally quoted in or currently convertible into Sterling or such other currency. If the Fund enters into a currency hedging transaction, the Fund's custodian will place cash or U.S. government securities or other high quality short-term debt obligations or a combination thereof in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. The Fund did not enter into such contracts during the year.

  Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund.

  Realized gains and losses include net gains or losses recognized by the Fund on forward contracts that the Fund has terminated by entering into offsetting commitments.

  U.S. FEDERAL TAX STATUS: The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Fund intends not to be subject to a U.S. federal excise tax.

  UNITED KINGDOM WITHHOLDING TAXES: Dividend income received from United Kingdom corporations is subject to the Advance Corporation Tax ("ACT"). Pursuant to the U.K.-U.S. tax treaty, the Fund will generally be entitled to receive from the United Kingdom Inland Revenue a payment equal to the ACT minus a 15% withholding tax. The withholding tax is based upon the sum of the dividend received plus the ACT. The Fund is not subject to U.K. taxes on capital gains and interest income.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

  The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations which may differ from net investment income and net realized capital gains as determined by generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-surplus.

NOTE 2. AGREEMENTS

The Fund has entered into Agreements with Mercury Asset Management International (Channel Islands) Ltd. (the "Investment Manager"), Mercury Asset Management International Ltd. (the "Investment Adviser") and Bear Stearns Funds Management Inc. (the "Administrator").

  The Investment Management Agreement provides that the Fund pays the Investment Manager a fee, computed weekly and payable monthly, at the following rates:
0.75% of the Fund's average weekly net assets up to $150 million, and 0.65% of such assets in excess of $150 million. The Administration Agreement provides that the Fund pays the Administrator a fee at the annual rate of 0.15% of the Fund's average weekly net assets up to $200 million and 0.10% on such assets in excess of $200 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors of the Fund. The Investment Manager pays a fee to the Investment Adviser for the services rendered. The Administrator provides certain clerical and bookkeeping services to the Fund.

NOTE 3. TRANSACTIONS
WITH AFFILIATES

Of the 4,011,655 shares outstanding at March 31, 1997, Mercury Asset Management Group plc (the parent company of the Investment Adviser and Investment Manager) owned 9,446 shares in respect of the Fund's initial capital contribution (including 844 shares acquired through dividends reinvested).

  Certain directors and officers of the Fund are also directors and officers of either the Investment Manager, the Investment Adviser or Mercury Asset Management Group plc.

NOTE 4. INVESTMENTS IN
SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1997 was $50,455,466.

  At March 31, 1997, the net unrealized appreciation of investments on a tax basis of $15,032,425 was composed of gross appreciation of $18,165,301 for those investments having an excess of value over cost and gross depreciation of $3,132,876 for those investments having an excess of cost over value.

  For the year ended March 31, 1997 aggregate purchases and proceeds from the sales of portfolio securities (excluding short-term securities) were $20,108,808 and $20,936,605, respectively.

NOTE 5. CONCENTRATION
OF RISK

Investments in the United Kingdom may involve certain considerations and risks not typically associated with investments in the United States as a result of, among others, the possibility of future political and economic developments and the level of the United Kingdom governmental supervision and regulation of its securities markets.

  The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

--------------------------------------------------------------------------------
THE UNITED KINGDOM FUND INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CONTAINED BELOW IS PER SHARE OPERATING PERFORMANCE DATA FOR A SHARE OF COMMON STOCK OUTSTANDING, TOTAL INVESTMENT RETURN, RATIOS TO AVERAGE NET ASSETS AND OTHER SUPPLEMENTAL DATA FOR EACH PERIOD INDICATED. THIS INFORMATION HAS BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND MARKET PRICE DATA FOR THE FUND'S SHARES.
--------------------------------------------------------------------------------

                                                          FOR THE YEAR ENDED MARCH 31,
                      ----------------------------------------------------------------------------------------------------
                         1997        1996        1995       1994       1993       1992       1991       1990       1989
                      ----------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Net asset value,
 beginning of
 period............... $  14.95   $  13.18    $  12.32   $  10.84   $   9.93   $  11.67   $  10.38   $  12.15   $  10.94
                      ----------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Operations:
  Net investment
   income.............     0.36       0.50        0.40       0.17       0.26       0.40       0.38       0.36       0.25
  Net realized and
   unrealized
   gain/(loss) on
   investments and
   pound sterling
   transactions.......     2.77       1.66        0.92       1.45       1.19      (1.31)      1.64      (1.53)      1.61
                      ----------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
    Total from
     operations.......     3.13       2.16        1.32       1.62       1.45      (0.91)      2.02      (1.17)      1.86
Distributions to
 shareholders from:
  Net investment
   income.............    (0.42)     (0.38)     (0.40)     (0.14)     (0.14)      (0.45)     --         (0.35)    (0.22)
  Net realized
   gains..............    (0.95)     (0.01)     (0.06)      --        (0.41)      (0.38)    (0.73)      (0.25)    (0.43)
                      ----------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
    Total from
     distributions....    (1.37)     (0.39)     (0.46)     (0.14)     (0.55)      (0.83)    (0.73)      (0.60)    (0.65)

From capital
 transactions:
  Reduction in
   offering costs.....    --         --          --         --          0.01      --         --         --         --
  Offering costs
   charged to
   capital............    --         --          --         --         --         --         --         --         --
                      ----------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Net asset value, end
 of period............ $  16.71   $  14.95    $  13.18   $  12.32   $  10.84   $   9.93   $  11.67   $  10.38   $  12.15
                      ----------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                      ----------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Per share market
 value, end of
 period............... $  13.75   $  12.00    $  10.88   $  10.50   $   9.63   $   9.13   $  10.25   $   8.75   $  10.00
                      ----------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
                      ----------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

Total investment
 return, market
 value**..............    26.54%     13.91%       7.93%     10.32%     11.45%     (2.63)%    26.40%     (7.40)%    20.68%

Net assets at end of
 period
 (000 omitted)........ $ 67,051   $ 56,967    $ 52,883   $ 49,435   $ 43,467   $ 39,823   $ 46,775   $ 41,609   $ 48,707
Ratios of operating
 expenses to average
 net assets...........     1.53%      1.55%       1.47%      1.50%      1.78%      1.74%      2.19%      1.92%      1.89%
Ratios of net
 investment income to
 average net assets...     2.22%      3.45%       3.15%      1.43%      2.43%      3.73%      3.34%      3.06%      4.10%
Portfolio turnover
 rate.................    32.58%     20.85%      19.73%     27.05%     45.54%     47.30%     36.37%     22.07%     40.91%
Average commission
 rate per share (c)... $ 0.0155      --          --         --         --         --         --         --         --

                          FOR THE
                        PERIOD FROM
                        AUGUST 14,
                           1987*
                         TO MARCH
                         31, 1988
                        -----------
Net asset value,
 beginning of
 period...............  $  11.63
                        -----------
Operations:
  Net investment
   income.............      0.20
  Net realized and
   unrealized
   gain/(loss) on
   investments and
   pound sterling
   transactions.......     (0.36)
                        -----------
    Total from
     operations.......     (0.16)
Distributions to
 shareholders from:
  Net investment
   income.............     (0.13)
  Net realized
   gains..............     (0.22)
                        -----------
    Total from
     distributions....     (0.35)
From capital
 transactions:
  Reduction in
   offering costs.....     --
  Offering costs
   charged to
   capital............     (0.18)
                        -----------
Net asset value, end
 of period............  $  10.94
                        -----------
                        -----------
Per share market
 value, end of
 period...............  $   8.88
                        -----------
                        -----------
Total investment
 return, market
 value**..............    (22.92)%(a)
Net assets at end of
 period
 (000 omitted)........  $ 43,864
Ratios of operating
 expenses to average
 net assets...........      1.99%(b)
Ratios of net
 investment income to
 average net assets...      3.01%(b)
Portfolio turnover
 rate.................     22.15%(a)
Average commission
 rate per share (c)...     --

------------------------
  *Commencement of operations.
 **Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.
 (a)Not annualized.
 (b)Annualized.
 (c)Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

--------------------------------------------------------------------------------

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and
 Board of Directors of
 The United Kingdom Fund Inc.

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of The United Kingdom Fund Inc. as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement highlights. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The United Kingdom Fund Inc. at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                    [SIGNATURE]

New York, New York
May 16, 1997

                -----------------------------------------------
THE UNITED KINGDOM FUND INC.
U.S. TAX INFORMATION (UNAUDITED)
                -----------------------------------------------

  The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (March 31, 1997) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Domestic shareholders, whether receiving these dividends in cash or reinvesting it under the automatic Dividend Reinvestment Plan, must report dividend income as follows:

                     SOURCE OF DIVIDENDS AND DISTRIBUTIONS

                                 NET
                              REALIZED
                             LONG- TERM   APPLICABLE      TOTAL
                 ORDINARY      CAPITAL      FOREIGN    REPORTABLE
DATES             INCOME        GAINS        TAXES      DIVIDEND
--------------  -----------  -----------  -----------  -----------
JUNE 1996.....   $    0.32    $    0.08    $    0.04    $    0.44
DECEMBER
 1996.........        0.36         0.61         0.05         1.02
                -----------  -----------  -----------  -----------
    TOTAL.....   $    0.68    $    0.69    $    0.09    $    1.46
                -----------  -----------  -----------  -----------
                -----------  -----------  -----------  -----------

  The Fund earned $404,449 of income from United Kingdom sources in the last quarter of the fiscal year 1997 of which it paid $0.03 per share in United Kingdom withholding taxes. The Fund intends to give the benefit of the $0.03 per share in foreign tax as a credit to its shareholders. These amounts will be reported to shareholders in their 1997 Form 1099-DIV which should be mailed in January, 1998. Accordingly, shareholders who must report their dividend in a U.S. federal income tax return will be entitled to choose between a foreign tax credit or an itemized deduction in computing their U.S. federal income tax liability. It is generally more advantageous to claim credit rather than to take a deduction. The amount allowable as a credit is subject to the general limitations on tax credits imposed by Sections 904 of the U.S. Internal Revenue Code. The Fund did not earn any dividend income that qualifies for the dividends received deduction that is available to corporate shareholders.

  Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual dividends made by the Fund. They will generally not be entitled to a U.S. foreign tax credit or deduction for the withholding taxes paid by the Fund.

  Generally, dividends received by tax-exempt recipients (e.g., IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information.

  All shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.
                -----------------------------------------------
THE UNITED KINGDOM FUND INC.
RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
                -----------------------------------------------

  On September 24, 1996, the annual meeting of shareholders of the Fund was held and the following matters were voted upon:

  (1) To elect directors to the Board of Directors of the Fund.

                                        VOTES
NAME OF DIRECTOR        VOTES FOR     WITHHELD     NON-VOTES
----------------------  ----------  -------------  ----------
ANTHONY M. SOLOMON....   2,604,494      322,885     1,084,276
GEORGE F. BENNET......   2,618,501      308,878     1,084,276
LIVIO BORGHESE........   2,613,214      314,165     1,084,276
SIR ARTHUR BRYAN......   2,603,494      323,885     1,084,276
PETER STORMONTH
 DARLING..............   2,585,663      341,716     1,084,276
LEON LEVY.............   2,602,721      324,658     1,084,276
J. MURRAY LOGAN.......   2,609,460      317,919     1,084,276
JAMES S. MARTIN.......   2,596,059      331,320     1,084,276

  (2) To ratify or reject the selection of Ernst & Young LLP, as auditors for the year ending March 31, 1997.

VOTES FOR   VOTES AGAINST  VOTES WITHHELD   NON-VOTES
----------  -------------  ---------------  ----------
2,831,324        75,379          20,076      1,084,876

  (3) To amend and restate the charter to convert the Fund from a closed-end investment company to an open-end investment company.

              VOTES
VOTES FOR    AGAINST     VOTES WITHHELD   NON-VOTES
---------  ------------  ---------------  ----------
825,511        682,428         53,248      2,450,468

  The proposal to open-end the Fund requires a favorable vote of the holders of two-thirds of the Fund's outstanding shares.

                -----------------------------------------------
THE UNITED KINGDOM FUND INC.
AMENDED DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
TERMS AND CONDITIONS
                -----------------------------------------------

  1. Each shareholder of The United Kingdom Fund Inc. (the "Fund") will have all distributions automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Fund's Amended Dividend Reinvestment and Cash Purchase Plan. Shareholders who do not wish to participate in the Plan may elect to receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent.

  2. Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a dividend, participants in the Plan will receive the equivalent in stock in the Fund valued at the lower of market price or net asset value, in either case as determined on the record date for that dividend. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

  3. Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  4. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  5. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a broker or nominee should consult with the broker or nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan.

  6. There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent may use its wholly-owned subsidiary, BNY Brokerage Inc., for trading activity relating to the Plan, on behalf of Plan participants.

  7. With respect to purchases for voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a pro rata share of the brokerage commission. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

  8. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

  9. Participants in the Plan may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account, by contacting the Plan Agent.

  10. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, the Bank of New York, at P.O. Box 11002, Church Street Station, New York, New York, 10249.

------------------------------------------------------------------

DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and Director
     GEORGE F. BENNETT, Director
     LIVIO BORGHESE, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     J. LOUGHLIN CALLAHAN, President and Treasurer
     STEVEN W. GOLANN, Vice President, Assistant Treasurer
     RITA J. KLEINMAN, Secretary
     THADDEA M. FELDMAN, Assistant Secretary
     AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

----------------------------------------------------

EXECUTIVE OFFICES--
245 Park Avenue
15th Floor
New York, New York 10167
(For latest net asset value and market data, please call (212) 272-2323; regarding shareholder inquiries and requests for Fund reports, please call 1-800-432-8224.)

INVESTMENT MANAGER--
Mercury Asset Management International
(Channel Islands) Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, New York 10167

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                             ADDITIONAL INFORMATION

 Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Thomas W.G. Charlton, the Portfolio Manager of the Fund.

 This report, including the financial statements herein, is transmitted to the shareholders of The United Kingdom Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the FTSE All-Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the U.S. dollar/pound sterling exchange rate.

                  -------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                    ---------------------------------------

THE FUND
  The United Kingdom Fund Inc. is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in United Kingdom equities. The Fund is managed by Mercury Asset Management International (Channel Islands) Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO)

SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Utd KingFd" or "UKing". The Fund's New York Stock Exchange trading symbol is UKM. Weekly comparative net asset value (NAV) and market price information about the Fund shares are published each Monday in THE WALL STREET JOURNAL, THE NEW YORK TIMES, and BARRON'S as well as other newspapers in a table called "Closed End Funds".

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY
  An automatic Dividend Reinvestment and Cash Purchase Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock and the opportunity to purchase additional shares of the Fund on a quarterly basis. Information describing the Plan is available from the Plan Agent, The Bank of New York, by calling: 1-800-432-8224.

  All shareholders are automatically enrolled in the Dividend Reinvestment Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name which will enable you to participate in the Plan.

                                     [LOGO]

                          THE UNITED KINGDOM FUND INC.

                                 ANNUAL REPORT

                                 MARCH 31, 1997